KIMCHUK, INC.                                INVO.CE
Commwc. P.rk. Corpore'. Drive
a.nbury, Conn.ct.Jcut 06810-4130
Pho", *(203) 790-7100 Fsx (203) 797-8976                             0041841

                                        SALESPERSON             DATE OF INVOICE
                                        10                      04/23/04


TO:                                     SHIP TO
         NETFABRIC                                    NETFABRIC
         67 FEDERAK ROAD                              67 FEDERAL ROAD
         BLDG A SUITE 300                             BLDG A SUITE 300
         BROOKFIELD, CT  06804                        BROOKFIELD, CT  06804
         UNITED STATES OF AMERICA                     UNITED STATES OF AMERICA
                                                                       0003997

ETFCO 04/22/04 UPS

2S       83S-COO8PAI                                    238.77           5q6q
         ASSY CALL ROUTER
         CASHMERE 4x -4


           WRAP EACH UNIT IN PLASTIC BAG, 81 INDIVIDUAL      WRAP AND PACK
           BOX, INCLUDE POWER CI PLACE BAR CODE LABEL ON     IN AND LITERATURE.
           SIDE OF                                           BULK PACK


~S       FREIGHT                                       ~23B.77      42.55 596
         83S2COOBPA1
         ABBY CALL ROUTER
         CASHMERE 4 X 4


         WRAP ~ ACH UNIT IN PLASTIC BAG.  B INDIVIDUAL  JBBLE ~   TRAP AND PACK
         BOX. INCLUDE POWER C PLACE BAR CODE LABEL      JBE! Ct   IN AND LITERA-
         ON SIDE OF                                     ~OX,E     TURE BULK
                                                                  PACK.     1

         FREIGHT                                    PAID                59.55


         50 CASHMERE 4 x 4's                       5/15/04
                                                   12040.10
                                      1-           __________
                                                   __________
         25 - Cal Matrix West                      __________
                                                   45100 - 11.938.50
                                                   45900 - 100.00
                                                                        102.1
                       Invoice is cue ana er.       TOTAL TAX
                Buyer is responsible for all:       FREIGHT
                     S, court fees, etc. Any
                                                    TOTAL            12040.51

NETFABRIC CORPORATION                                             PURCHASE ORDER

                                                       Date             P.O. No.

67 Federal Road                                    6/22/2004               4
Bldg. A, Suite 300
Brookfield, CT  068004


Vendor                                      Ship

Kimchuk, Inc.                               NETFABRIC CORPORATION
Commerce Park                               67 Federal Road
Corporate Drive                             Bldg. A, Suite 300
Danbury, CT  06810-4130                     Brookfield, CT  06804


                              Cust Contact           Ship Via        Cust. Tele.

                                  Joe


   Item             Description                  Qty        Rate          Amount

Cashmere 4X4    Cashmere Call Router 4X4         100        166.26     16.626.00

                                            TOTAL                     $16.626.00



        Phone #

      203-702-0628